UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 22, 2020

SolarWindow Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-127953	59-3509694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Main St., Suite 6, Vestal, New York 13850
(Address of Principal Executive Offices) (Zip Code)

(800) 213-0689
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 5 Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 22, 2020, Mr. Steve Yan-Klassen resigned as the Company’s Treasurer and Chief Financial Officer (principal financial officer) in order to pursue other business ventures.

Effective July 23, 2020, Mr. Justin Frere, the Company’s Controller (principal accounting officer), was appointed to also serve as the Company’s Interim Chief Financial Officer (principal financial officer) and Interim Treasurer. Mr. Frere is providing his services on a part-time basis; Mr. Frere’s engagement is at will and can be terminated by either party on notice. Mr. Frere’s aggregate fee for his services is $8,000 per month.

Mr. Frere has served as the Company’s Controller since August of 2011 and was appointed Secretary on July 5, 2019. Mr. Frere continues to serve the Company as its Controller. Mr. Frere has over 20 years of experience as a hands-on CFO/Controller level finance and administration professional with extensive operational and analytical experience as a consultant, CFO and controller. From 2001 through present, Mr. Frere has been principal of Frontline Accounting performing CFO/controller, and financial analyst services for various public and private domestic and international clients. Mr. Frere has been the primary party responsible for accounting, drafting and filing SEC forms 10-K, 10-Q, S-1, and 8-K and interacting with auditors and the SEC in support of public reporting. Mr. Frere started his career at KPMG in their assurance practice. Mr. Frere earned a Bachelors of Science in accounting and finance from California Polytechnic State University in San Luis Obispo (1996), California Certified Public Accountant designation (1998) and MBA with a Finance emphasis from San Diego State University (2001).

Section 7 Regulation FD

Item 7.01. Regulation FD Disclosure.

On July 22, 2020, the Company issued a press release titled “NEW VIDEO: LOOK THROUGH OUR MOST TRANSPARENT ELECTRICITY-GENERATING SOLARWINDOW™, EVER.” A copy of the press release is attached as Exhibit 99.1 to this report.

Except for the historical information presented in this document, the matters discussed in this Report, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Report should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Report. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Report and in the Registrant’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant’s business.

Note: Information in this Report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated July 22, 2020 titled: “NEW VIDEO: LOOK THROUGH OUR MOST TRANSPARENT ELECTRICITY-GENERATING SOLARWINDOW™, EVER.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarWindow Technologies, Inc.

Date: July 28, 2020	By:	/s/ Jatinder S. Bhogal
Jatinder S. Bhogal
President and Chief Executive Officer